Filed Pursuant to Rule 497(e).
                                              File Nos. 33-46479 and 811-06602.


Supplement dated October 1, 2004
to Prospectus dated November 1, 2003


                                     [LOGO]
                       THE PREFERRED GROUP OF MUTUAL FUNDS
                                 1-800-662-4769
                                  P.O. Box 8320
                              Boston, MA 02266-8320
                             www.PreferredGroup.com


          DISCLOSURE RELATING TO THE PREFERRED INTERNATIONAL VALUE FUND

Effective as of the close of business on October 29, 2004 (the "Closing Date"), it is anticipated that shares of the Preferred International Value Fund (the "Fund") will not be available for purchase by new investors in the Fund. It is expected that shareholders who own shares of the Fund as of the Closing Date will not be precluded from purchasing additional shares of the Fund. Similarly, it is expected that participants in any self-directed qualified benefit plan (for example, 401(k), 403(b) custodial accounts and Keogh Plans, but not IRAs, including SEP IRAs) that owned shares of the Fund as of the close of business on the Closing Date for any single plan participant will be eligible to direct the purchase of Fund shares by their plan account for so long as the plan continues to own shares of the Fund for any plan participant. In the event a shareholder no longer owns any shares of the Fund, or a self-directed qualified benefit plan no longer owns any Fund shares on behalf of its participants, such shareholder or all participants in such plan, as the case may be, would no longer be eligible to purchase shares of the Fund.

Effective as of the Closing Date, shareholders of other series of The Preferred Group of Mutual Funds (the "Trust") will no longer be permitted to exchange any of their shares for shares of the Fund as described in the Prospectus under "Your Preferred Group Account -- Exchanging and Redeeming Shares," unless the shareholders are independently eligible to purchase shares of the Fund under the restrictions described in the preceding paragraph.

The description above is only a summary of the terms and conditions pursuant to which the Fund will close to new investors and does not contain all such terms and conditions. The Trust or Caterpillar Securities Inc. reserve the right at any time to modify or eliminate these restrictions, including on a case-by-case basis, and intends to do so for certain affiliated persons of its adviser and its adviser's parent.

                                                               0007-1014 9/04